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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  March 4, 1998

                             THE MONEY STORE INC.
            (Exact name of registrant as specified in its charter)

          New Jersey                    001-10785              22-2293022
(State or other jurisdiction     (Commission File Number)    (IRS Employer
       of incorporation)                                   Identification No.)

       2840 Morris Avenue, Union, New Jersey                     07083
      (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code:  (908) 686-2000

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          Attached hereto as Exhibit 99.1 are the audited consolidated financial statements of The Money Store Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ending December 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

                  (c)  The following exhibits are filed herewith:

Exhibit No.
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99.1      Audited consolidated financial statements of The Money Store Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three year-period ended December 31, 1997.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          THE MONEY STORE INC.


                          By:       /s/ Michael Benoff
                                    --------------------------
                          Name:     Michael Benoff
                          Title:    Executive Vice President
                                    and Chief Financial Officer


Dated:   March 4, 1998
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                                 EXHIBIT INDEX

Exhibit   Description of Exhibit
-------   ----------------------

99.1 Audited consolidated financial statements of The Money Store Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.